FIRST AMENDMENT

         THIS FIRST AMENDMENT dated as of March 14, 2001 (this "Amendment") is to the Post- Confirmation Credit Agreement (the "Credit Agreement") dated as of October 20, 2000 among TOKHEIM CORPORATION, an Indiana corporation (the "Company"), various subsidiaries thereof as Borrowers, various financial institutions (the "Lenders"), AMSOUTH BANK, as documentation agent, and ABN AMRO BANK N.V., as administrative agent for the Lenders (the "Administrative Agent"). Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as defined in the Credit Agreement.

         WHEREAS, the parties hereto desire to amend the Credit Agreement in certain respects;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

         SECTION 1 AMENDMENT. On (and subject to the occurrence of) the Amendment Effective Date (as defined below), the Credit Agreement shall be amended effective as of February 28, 2001 in the following manner:

         1.1 Section 10.6.3 of the Credit Agreement shall be amended by replacing the ratio "9.30:1.0" appearing opposite the date "February 28, 2001" with the ratio "10.40:1.0".

         1.2 Section 10.6.4 of the Credit Agreement shall be amended by replacing the ratio "10.45:1.0" appearing opposite the date "February 28, 2001" with the ratio "11.60:1.0".

         1.3 Section 10.6.5 of the Credit Agreement shall be amended by replacing the figure "$28,000,000" appearing opposite the date "February 28, 2001" with the figure "$25,500,000".

         SECTION 2 WAIVER. Effective as of February 28, 2001 and subject to the occurrence of the Amendment Effective Date, the Required Lenders hereby waive any Event of Default created by the Borrowers' failure to timely comply with Sections 10.1.1 and 10.1.3 of the Credit Agreement with respect to the end of the Company's Fiscal Year ended November 30, 2000, provided that the financial statements and compliance certificate required by such Sections are delivered to the Administrative Agent (with sufficient copies to provide one to each Lender) no later than March 23, 2001.

         SECTION 3 REPRESENTATIONS AND WARRANTIES. The Borrowers jointly and severally represent and warrant to the Administrative Agent and the Lenders that after giving effect to this Amendment (a) the representations and warranties made in Section 9 of the Credit Agreement are true and correct in all material respects on and as of the Amendment Effective Date with the same effect as if made on and as of the Amendment Effective Date (except to the extent relating solely to an earlier date, in which case they were true and correct as of such earlier date); (b) no Event of Default or Unmatured Event of Default exists or will result from the execution and delivery of this Amendment by the Borrowers; (c) the execution and delivery by the Borrowers of this Amendment and the performance by the Borrowers of their obligations under the Credit Agreement as amended hereby (as so amended, the "Amended Credit Agreement")
(i) are within the corporate or limited liability company, as applicable, powers of each Borrower, (ii) have been duly authorized by all necessary corporate or limited liability company action, as applicable, (iii) have received all necessary approvals from any governmental authority having jurisdiction over any Borrower and (iv) do not and will not conflict with any provision of any law or any administrative order or decree which is binding on the Company or any of its Subsidiaries or of any provision of the certificate of incorporation or bylaws or other organizational documents of any Borrower or of any agreement which is binding on the Company or any of its Subsidiaries; (d) the Amended Credit Agreement is the legal, valid and binding obligation of each Borrower, enforceable against such Borrower in accordance with its terms, subject to bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and to general principles of equity (regardless of whether considered in a proceeding at law or in equity); (e) as of February 28, 2001, the aggregate outstanding principal balance of the Tranche A Term Loans is $36,508,368.48, the aggregate outstanding principal balance of the Tranche B Term Loans is $100,668,187.24, the aggregate outstanding principal balance of the Special Loans is $105,895,111,11 and the aggregate Revolving Outstandings are $17,613,286.95; and (f) the obligation of the Borrowers and the other Loan Parties to repay the Loans and the other obligations under the Loan Documents is absolute and unconditional, and there exists no right of setoff or recoupment, counterclaim or defense of any nature whatsoever to payment of such obligations.

         SECTION 4 EFFECTIVENESS. The amendments set forth in Section 1 above and the waiver set forth in Section 2 above shall become effective as of the date hereof (the "Amendment Effective Date") when the Administrative Agent shall have received (a) a counterpart of this Amendment executed by the Borrowers and the Required Lenders, (b) a counterpart of the Reaffirmation of Loan Documents, substantially in the form of Exhibit A, executed by each Loan Party, (c) an amendment fee from the Company in an amount equal to $50,000, for the account of the Lenders party hereto that have executed and delivered counterparts of this Amendment to counsel for the Administrative Agent by 5:00 p.m. (New York City time) on March 14, 2001 (to be allocated among such Lenders ratably to each Lender that has so executed and delivered a counterpart hereof in accordance with the proportion which the Revolving Commitment and Term Loans of such Lender bears to the aggregate Revolving Commitments and Term Loans of all Lenders that have so executed and delivered counterparts hereof) and (d) such other documents as the Administrative Agent or any Lender may reasonably request. The Administrative Agent shall give notice to the Borrowers upon the occurrence of the Amendment Effective Date.

         SECTION 5  MISCELLANEOUS.

         5.1 Continuing Effectiveness, etc. As herein amended, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the Amendment Effective Date, all references in the Credit Agreement, the Notes, each other Loan Document and any similar document to the "Credit Agreement" or similar terms shall refer to the Amended Credit Agreement.

         5.2 Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment.

         5.3 Expenses. The Company agrees to pay the reasonable out-of-pocket costs and expenses of the Administrative Agent (including Attorney Costs) in connection with the preparation, execution and delivery of this Amendment.

         5.4 Governing Law. This Amendment shall be a contract made under and governed by the laws of the State of New York applicable to contracts made and to be wholly performed within the State of New York.

         5.5 Successors and Assigns. This Amendment shall be binding upon the Borrowers, the Lenders and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of the Borrowers, the Lenders and the Administrative Agent and the successors and assigns of the Borrowers, the Lenders and the Administrative Agent; provided that no Borrower shall have any right to assign this Amendment without the prior written consent of the Administrative Agent and the Required Lenders.

         SECTION 6. RELEASE OF CLAIMS. EACH BORROWER HEREBY ACKNOWLEDGES AND AGREES THAT IT DOES NOT HAVE ANY DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF LIABILITY OF SUCH BORROWER TO REPAY ANY AGENT OR ANY LENDER AS PROVIDED IN THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM ANY AGENT OR ANY LENDER. EACH BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES THE AGENTS AND THE LENDERS, AND EACH AGENT'S AND EACH LENDER'S PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS OR EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH SUCH BORROWER MAY NOW OR HEREAFTER HAVE AGAINST ANY SUCH AGENT OR LENDER, AND SUCH AGENT'S OR LENDER'S PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATION OR OTHERWISE, INCLUDING, WITHOUT LIMITATION, THE EXERCISE OF ANY RIGHT OR REMEDY UNDER THE CREDIT AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION AND EXECUTION OF THIS AMENDMENT.

         Delivered as of the day and year first above written.

                                            TOKHEIM CORPORATION



                                              -------------------------------
                                            Title
                                                 ----------------------------

                                            By
                                              -------------------------------
                                            Title
                                                 ----------------------------


                                            GASBOY INTERNATIONAL, INC.


                                            By
                                              -------------------------------
                                            Title
                                                 ----------------------------


                                            TOKHEIM INVESTMENT CORP.


                                            By
                                              -------------------------------
                                            Title
                                                 ----------------------------


                                            MANAGEMENT SOLUTIONS, INC.


                                            By
                                              -------------------------------
                                            Title
                                                 ----------------------------


                                            SUNBELT HOSE & PETROLEUM EQUIPMENT
                                             INC.


                                            By
                                              -------------------------------
                                            Title
                                                 ----------------------------


                                            TOKHEIM SERVICES LLC


                                            By
                                              -------------------------------
                                            Title
                                                 ----------------------------

                                            TOKHEIM RPS, LLC


                                            By
                                              -------------------------------
                                            Title
                                                 ----------------------------

                                            ABN AMRO BANK N.V., as
                                            Administrative Agent, as
                                            Issuing Lender and as a Lender


                                            By
                                              -------------------------------
                                            Title
                                                 ----------------------------

                                            By
                                              -------------------------------
                                            Title
                                                 ----------------------------

                                            AMSOUTH BANK, as Documentation
                                            Agent and as a Lender


                                            By
                                              -------------------------------
                                            Title
                                                 ----------------------------

                                            BANK ONE, INDIANA, NATIONAL
                                            ASSOCIATION, as a Lender


                                            By
                                              -------------------------------
                                            Title
                                                 ----------------------------


                                            CREDIT LYONNAIS NEW YORK BRANCH,
                                            as a Lender


                                            By
                                              -------------------------------
                                            Title
                                                 ----------------------------


                                            CREDIT AGRICOLE INDOSUEZ,
                                            as a Lender


                                            By
                                              -------------------------------
                                            Title
                                                 ----------------------------


                                            By
                                              -------------------------------
                                            Title
                                                 ----------------------------


                                            BEAR, STEARNS & CO., INC.,
                                            as a Lender


                                            By
                                              -------------------------------
                                            Title
                                                 ----------------------------


                                            BANKERS TRUST COMPANY,
                                            as a Lender


                                            By
                                              -------------------------------
                                            Title
                                                 ----------------------------


                                            SENIOR DEBT PORTFOLIO, as a Lender

                                            By: Boston Management and Research,
                                                as Investment Advisor

                                            By
                                              -------------------------------
                                            Title
                                                 ----------------------------

                                            EATON VANCE SENIOR INCOME TRUST,
                                            as a Lender

                                            By:  Eaton Vance Management,
                                                 as Investment Advisor

                                            By
                                              -------------------------------
                                            Title
                                                 ----------------------------


                                            OXFORD STRATEGIC INCOME FUND,
                                            as a Lender

                                            By: Eaton Vance Management,
                                                as Investment Advisor

                                            By
                                              -------------------------------
                                            Title
                                                 ----------------------------


                                            EATON VANCE INSTITUTIONAL SENIOR
                                            LOAN FUND, as a Lender

                                            By: Eaton Vance Management,
                                                as Investment Advisor

                                            By
                                              -------------------------------
                                            Title
                                                 ----------------------------

                                            CREDIT INDUSTRIEL ET COMMERCIAL,
                                            as a Lender


                                            By
                                              -------------------------------
                                            Title
                                                 ----------------------------


                                            By
                                              -------------------------------
                                            Title
                                                 ----------------------------

                                            FINOVA CAPITAL CORPORATION,
                                            as a Lender


                                            By
                                              ------------------------------
                                            Title
                                                 ---------------------------

                                            BANK POLSKA KASA OPIEKI S.A.,
                                            NEW YORK BRANCH, as a Lender


                                            By
                                              ------------------------------
                                            Title
                                                 ---------------------------


                                            OCTAGON INVESTMENT PARTNERS II,
                                            LLC, as a Lender


                                            By
                                              -------------------------------
                                            Title
                                                 ----------------------------


                                            OAKTREE CAPITAL MANAGEMENT, LLC,
                                            as a Lender


                                            By
                                              -------------------------------
                                            Title
                                                 ----------------------------


                                            ARES LEVERAGED INVESTMENT FUND II,
                                            L.P., as a Lender

                                            By: ARES Management II, L.P.,
                                                its General Partner


                                            By
                                              -------------------------------
                                            Title
                                                 ----------------------------


                                            WHIPPOORWILL/TOKHEIM OBLIGATIONS
                                            TRUST-2000, as a Lender

                                            By: Whippoorwill Associates,
                                                Incorporated, as its investment
                                                representative and advisor


                                            By
                                              -------------------------------
                                            Title
                                                 ----------------------------

                                            BARCLAYS BANK PLC, as a Lender


                                            By
                                              -------------------------------
                                            Title
                                                 ----------------------------


                                            GOLDMAN SACHS CREDIT PARTNERS,
                                            as a Lender


                                            By
                                              ------------------------------
                                            Title
                                                 ---------------------------



                                 EXHIBIT A
                          FORM OF REAFFIRMATION OF
                               LOAN DOCUMENTS


                               March __, 2001


ABN AMRO Bank N.V., as Administrative Agent and the other parties to the Credit Agreement referred to below

                    Re: Reaffirmation of Loan Documents

Ladies and Gentlemen:

         Please refer to:

                  1. The Guaranty dated as of October 20, 2000 (the "Guaranty") executed in favor of the Administrative Agent and various other parties by the undersigned;

                  2. The Security Agreement dated as of October 20, 2000 (the "Security Agreement") among the undersigned and the Administrative Agent; and

                  3. The Pledge Agreement dated as of October 20, 2000 (the "Pledge Agreement") among certain of the undersigned and the Administrative Agent.

         Capitalized terms not otherwise defined herein will have the meanings given in the Credit Agreement referred to below.

         Each of the undersigned acknowledges that the Borrower, the Banks and the Administrative Agent have executed the First Amendment (the "Amendment") to the Post-Confirmation Credit Agreement dated as of October 20, 2000 (as so amended and as the same may be further amended, supplemented or otherwise modified from time to time, the "Credit
Agreement").

         Each of the undersigned hereby (i) confirms that each Loan Document to which such undersigned is a party remains in full force and effect after giving effect to the effectiveness of the Amendment and that, upon such effectiveness, all references in such Loan Document to the "Credit Agreement" shall be references to the Credit Agreement as amended by the Amendment, (ii) acknowledges and agrees that its obligations under the Loan Documents are absolute and unconditional, and there exists no right of setoff or recoupment, counterclaim or defense of any nature whatsoever thereto and (iii) VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES THE AGENTS AND THE LENDERS, AND EACH AGENT'S AND LENDER'S PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, OR EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THE FOREGOING AMENDMENT IS EXECUTED, WHICH IT MAY NOW OR HEREAFTER HAVE AGAINST ANY SUCH AGENT OR LENDER, AND SUCH AGENT'S OR LENDER'S PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATION, OR OTHERWISE, INCLUDING, WITHOUT LIMITATION, THE EXERCISE OF ANY RIGHT OR REMEDY UNDER THE CREDIT AGREEMENT OR OTHER CREDIT DOCUMENTS, AND NEGOTIATION AND EXECUTION OF THE FOREGOING AMENDMENT.

         The letter agreement may be signed in counterparts and by the various parties as herein on separate counterparts. This letter agreement shall be governed by the laws of the State of New York applicable to contracts made and to be performed entirely within such State.


                                            TOKHEIM CORPORATION


                                            By
                                              ------------------------------
                                            Title
                                                 ---------------------------

                                            By
                                              ------------------------------
                                            Title
                                                 ---------------------------


                                            GASBOY INTERNATIONAL, INC.


                                            By
                                              ------------------------------
                                            Title
                                                 ---------------------------


                                            TOKHEIM INVESTMENT CORP.


                                            By
                                              ------------------------------
                                            Title
                                                 ---------------------------


                                            MANAGEMENT SOLUTIONS, INC.


                                            By
                                              ------------------------------
                                            Title
                                                 ---------------------------


                                            SUNBELT HOSE & PETROLEUM EQUIPMENT
                                              INC.


                                            By
                                              ------------------------------
                                            Title
                                                 ---------------------------


                                            TOKHEIM SERVICES LLC


                                            By
                                              ------------------------------
                                            Title
                                                 ---------------------------


                                            TOKHEIM RPS, LLC


                                            By
                                              ------------------------------
                                            Title
                                                 ---------------------------


                                            PAXCIS NETWORKS, INC.


                                            By
                                              ------------------------------
                                            Title
                                                 ---------------------------